UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2018

SEAGATE TECHNOLOGY PUBLIC

LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland		N/A
(Address of Principal Executive Office)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (353) (1) 234-3136

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Seagate Technology plc (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 30, 2018 (the “Original Filing”), to disclose the compensation of Kathryn R. Scolnick and Geraldine Hottier-Fayon in connection with their appointments as Interim Chief Financial Officer and Interim Principal Accounting Officer, respectively. At the time of the Original Filing, the Compensation Committee (the “Committee”) of the Board of Directors of the Company had not determined the compensation of Ms. Scolnick and Ms. Hottier-Fayon. Except as stated herein, the Original Filing shall remain in effect.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2018, in connection with Kathryn R. Scolnick’s expanded role as Interim Chief Financial Officer of the Company, the Committee approved (i) a special cash award in the amount of $1,050,000 payable as follows: a) $700,000 as soon as administratively feasible pursuant to a 6-month clawback, as described below; and b) $350,000 as soon as administratively feasible on or after February 2020, and (ii) a special equity award in the amount of $1,000,000 with a grant date of September 10, 2018 delivered in the form of restricted share units, one fourth of which will vest each year on the first four anniversaries of the date of grant and subject to all other terms and conditions of the Company’s 2012 Equity Incentive Plan (the “2012 Plan”). Should Ms. Scolnick’s employment with the Company terminate within six months under any circumstances in which she would not be eligible for receipt of severance benefits in accordance with the terms of the Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan, then Ms. Scolnick will be required to repay the full amount of the first tranche of the special cash award.

On August 31, 2018, in connection with Geraldine Hottier-Fayon’s expanded role as Interim Principal Accounting Officer of the Company, the Committee approved (i) a special cash award in the amount of $100,000 payable as soon as administratively feasible in February 2019, and (ii) a special equity award in the amount of $250,000 with a grant date of September 10, 2018 delivered in the form of restricted share units, one fourth of which will vest each year on the first four anniversaries of the date of grant and subject to all other terms and conditions of the 2012 Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Katherine E. Schuelke
Name:	Katherine E. Schuelke
Title:	Senior Vice President, Chief Legal Officer and Company Secretary

Date: September 7, 2018